SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 17, 2011 (May 13, 2011)

CHINA REDSTONE GROUP, INC.
 (Exact name of registrant as specified in Charter)

Delaware	333-146942	20-8285559
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

239 Jianxin Road, Jiangbei District,
Chongqing, PRC 400000
(Address of Principal Executive Offices)

(86) 023-67755514
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of co-Chief Financial Officer

On May 13, 2011, the registrant’s Board of Directors appointed Yiyou Ran as co-Chief Financial Officer with Michael He until Mr. He’s resignation as Chief Financial Officer becomes effective and, thereafter, as sole Interim Chief Financial Officer and principal financial and accounting officer until the registrant appoints a permanent replacement for the CFO position.  Mr. Ran concurrently serves as the registrant’s President and Chief Executive Officer and is the Chairman of the Board.  Mr. He’s position as CFO terminates upon the earlier of (i) the date that the registrant appoints a permanent replacement for the CFO position and (ii) May 23, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA REDSTONE GROUP, INC.

Dated: May 17, 2011	By:	/s/ Yiyou Ran
Yiyou Ran
Chief Executive Officer